STATEMENT OF ADDITIONAL INFORMATION

                        INVESTORS MARK SERIES FUND, INC.
                              700 KARNES BOULEVARD

                           KANSAS CITY, MISSOURI 64108


THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR INVESTORS MARK SERIES FUND, INC., DATED NOVEMBER 7, 1997 (the "PROSPECTUS"). A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (888) 262-8131, OR WRITING BMA SERVICE CENTER, 9735 LANDMARK PARKWAY DRIVE, ST. LOUIS, MO 63127-1690.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge. The SEC maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund.

                   THIS STATEMENT OF ADDITIONAL INFORMATION IS

                             DATED NOVEMBER 7, 1997

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT RESTRICTIONS

DIRECTORS AND OFFICERS OF THE FUND

COMPENSATION TABLE

THE ADVISER

SUB-ADVISERS

THE DISTRIBUTOR

PERFORMANCE INFORMATION

PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF NET ASSET VALUE

TAXES

PORTFOLIO TRANSACTIONS

PORTFOLIO TURNOVER

DESCRIPTION OF SHARES

FINANCIAL STATEMENTS

APPENDIX


                         GENERAL INFORMATION AND HISTORY

Investors Mark Series Fund, Inc. ("Fund") is an open-end management investment company incorporated in Maryland on June 27, 1997. This SAI relates to all Portfolios of the Fund. No investment in shares of a Portfolio should be made without first reading the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

This SAI contains additional information concerning certain investment policies, practices and restrictions of the Fund and is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

Shares of the Portfolios of the Fund are not available directly to individual investors but may be offered only to Participating Insurance Companies and Qualified Plans. Certain Portfolios of the Fund may not be available in connection with a particular VA Contract, VLI Policy or Qualified Plan or may not be available in a particular state. Investors should consult the separate account prospectus of the specific insurance product or the Qualified Plan documents for information on the availability of the various Portfolios of the Fund.

Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this SAI are not fundamental, and the Directors may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

RIGHTS AND WARRANTS

Certain Portfolios may invest in rights and warrants. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

CONVERTIBLE SECURITIES

By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Sub-Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Portfolio are frequently rated investment grade, certain Portfolios may purchase unrated securities or securities rated below investment grade if the securities meet the Sub-Adviser's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Sub-Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

MORTGAGE-RELATED OBLIGATIONS

Some of the characteristics of mortgage-related obligations and the issuers or guarantors of such securities are described below.

LIFE OF MORTGAGE-RELATED OBLIGATIONS. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to Government National Mortgage Association ("GNMA") Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

GNMA CERTIFICATES. GNMA was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly-owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA-insured, Federal Housing Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rated paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

FHLMC PARTICIPATION CERTIFICATES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market of conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").

Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. A Sub-Adviser would purchase a Z bond for a Portfolio if it expected interest rates to decline.

FNMA SECURITIES. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

PRIVATELY-ISSUED MORTGAGE LOAN POOLS. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors.

Before rating an issue, a rating agency such as S&P or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, terms and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

MATURITY AND DURATION. The effective maturity of an individual portfolio security in which a Portfolio invests is defined as the period remaining until the earliest date when the Portfolio can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Portfolio of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference  to their  coupon  reset  dates.  Thus,  the  effective  maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a Portfolio than was anticipated at the time the securities were purchased. A Portfolio's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Portfolio.

FOREIGN SECURITIES

Foreign securities may be purchased and sold on foreign stock exchanges or in over-the-counter markets (but persons affiliated with a Portfolio will not act as principal in such purchases and sales). Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although each Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.

The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes and in some cases capital gains from such securities may also be subject to foreign tax, thus reducing the net amount of income or gain available for distribution to a Portfolio's shareholders.

Investors should understand that the expense ratio of a Portfolio investing in foreign securities may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the Portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See "Currency Transactions," below.)

Certain Portfolios may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depository Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts" and ("Depository Shares"). ADRs and ADSs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and EDSs and GDRs and GDSs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and EDSs and GDRs and GDSs are not necessarily quoted in the same currency as the underlying security. To the extent that a Portfolio acquires Depository Receipts or Shares through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts or Shares to issue and service such Depository Receipts or Shares (unsponsored Depository Receipts or Shares), there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, certain benefits which may be associated with the security underlying the Depository Receipt or Share may not inure to the benefit of the holder of such Depository Receipt or Share. Further, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts or Shares does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts or Shares is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt or Share and the underlying securities are quoted. However, by investing in Depository Receipts or Shares, such as ADRs or ADSs, that are quoted in U.S. dollars, a Portfolio will avoid currency risks during the settlement period for purchases and sales.

As described in the Prospectus, each of the Small Cap Equity and Large Cap Growth Portfolios may invest up to 25% of its total assets in foreign securities. For purposes of this limitation, foreign securities do not include ADRs or securities guaranteed by a United States person. Each of the Small Cap Equity and Large Cap Growth Portfolios will not invest more than 5% of its net assets in unsponsored ADRs.

EURODOLLAR CONTRACTS

Certain Portfolios may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RESTRICTED, ILLIQUID AND RULE 144A SECURITIES

Each of the Portfolios is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. (The percentage limitations on such investments are contained in the Prospectus.) Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Portfolio might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause a Portfolio to exceed its percentage limitation which may be invested in such securities, the Directors of the Fund, in consultation with the Adviser and the particular Portfolio's Sub-Adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.


Certain Portfolios may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as a Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Portfolio's restriction of investing no more than a certain percentage of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a Portfolio does not invest more than it is permitted to in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

STRUCTURED OR HYBRID NOTES

Certain Portfolios of the Fund may invest in structured or hybrid notes. It is expected that not more than 5% of a Portfolio's net assets will be at risk as a result of such investments. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, a Portfolio's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of each Portfolio's limitations on investments in illiquid securities.

MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS

Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

UNITED STATES GOVERNMENT SECURITIES. U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.


BANK OBLIGATIONS. Each of the Portfolios may acquire obligations of banks, which include certificates of deposit, time deposits, and bankers' acceptances.

Certificates of deposits are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time deposits are funds in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

A bankers' acceptance is a time draft drawn on a bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. A bank customer, which is also liable for the draft, typically uses the funds represented by the draft to finance the import, export, or storage of goods.

COMMERCIAL PAPER. Commercial paper involves an unsecured obligation that is usually sold on a discount basis and has a maturity at the time of issuance of one year or less. With respect to the Money Market Portfolio, such paper, on the date of investment by the Portfolio, must be rated in the highest category for short-term debt securities by at least two NRSROs (or by one NRSRO, if only one NRSRO has rated the security.) The Money Market Portfolio may invest in unrated commercial paper if the Board of Directors of the Fund determines, in accordance with the procedures of Rule 2a-7 under the 1940 Act, that the unrated security is of comparable quality to rated securities.

Investments in commercial paper by the Intermediate Fixed Income and Global Fixed Income Portfolios will be rated "P-1" by Moody's or "A-1" by S&P, or Duff-1 by Duff, which are the highest ratings assigned by these NRSROs (even if rated lower by one or more of the other NRSROs), or which, if not rated or rated lower by one or more of the NRSROs and not rated by the other NRSRO or NRSROs, are judged by the Sub-Adviser to be of equivalent quality to the securities so rated. With respect to the Global Fixed Income Portfolio, in determining whether securities are of equivalent quality, the Sub-Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a Portfolio acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by each Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the custodian bank for the Fund until they are repurchased.

WHEN ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

Certain Portfolios may purchase securities on a when-issued or delayed-delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that a Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Although a Portfolio will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, a Portfolio may sell the securities before the settlement date if deemed advisable by the Sub-Adviser.

Unless a Portfolio has entered into an offsetting agreement to sell the securities purchased on a "when-issued" basis, cash or liquid obligations with a market value equal to the amount of the Portfolio's commitment will be segregated with the Fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the Portfolio's commitment.

Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a Portfolio. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will decline in value when interest rates rise.

The Global Fixed Income Portfolio may invest up to 25% of its net assets and the Intermediate Fixed Income Portfolio may invest up to 15% of its net assets in securities purchased on a "when-issued" or "delayed delivery" basis. The International Equity Portfolio does not currently intend to purchase or sell securities on a when-issued or delayed delivery basis if, as a result, more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. The Large Cap Growth and Small Cap Equity
Portfolios do not currently intend to have commitments to purchase when-issued securities in excess of 5% of their net assets.

Certain Portfolios may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

LENDING OF SECURITIES

Subject  to  the  applicable  Investment   Restrictions  contained  herein  (see
"Investment Restrictions"), certain Portfolios may lend their securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, a Portfolio will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d)) the Portfolio receive reasonable interest on the loan, which interest may include the Portfolio's investing cash collateral in interest bearing short-term investments, and (e) the Portfolio receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

A Portfolio bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Directors.

STRATEGIC TRANSACTIONS

Certain Portfolios may, but are not required to, utilize various other investment strategies as described below to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolios may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing its investment objective, a Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Strategic Transactions" and are also referred to in the Prospectus and elsewhere herein as "Derivatives"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities market, interest rate or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although a Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. (Transactions such as writing covered call options are considered to involve hedging for purposes of this limitation.) In calculating each Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if a Sub-Adviser believes that a Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. A Portfolio's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

RISK OF STRATEGIC TRANSACTIONS

The use of Strategic Transactions has associated risks including possible default by the other party to the transaction, illiquidity and, to the extent a Sub-Adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase a Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have not markets. As a result, in certain markets, a Portfolio may not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, each Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of each Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."

A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. Certain Portfolios may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Certain Portfolios are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amounts, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to each Portfolio's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of Directors. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other NRSRO or which issue debt that is determined to be of equivalent credit quality by the Sub-Adviser.

If a Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.

A Portfolio may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., the Portfolio must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, a Portfolio may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position. Even though a Portfolio will receive the option premium to help offset any loss, the Portfolio may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by a Portfolio also exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage-backed and asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. A Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

Certain Portfolios may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, certain Portfolios may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities in its portfolio.

GENERAL CHARACTERISTICS OF FUTURES

Certain Portfolios may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by a Portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges. The sale of futures contracts creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a Portfolio, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

Each Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purpose of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

CURRENCY TRANSACTIONS

Portfolios may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the Sub-Adviser.

A Portfolio's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Certain Portfolios may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold a French government bond and the Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell french francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Sub-Adviser to declines in the value of the German mark relative to the U.S. dollar.

To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, certain Portfolios may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Sub-Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), and a portfolio contains securities denominated in schillings and the Sub-Adviser believes that the value of schillings will decline against the U.S. dollar, the Sub-Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

RISK OF CURRENCY TRANSACTIONS

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency of funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out options on such positions is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

Certain  Portfolios  may enter into multiple  transactions,  including  multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions") instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Sub-Adviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

Among the Strategic Transactions into which certain Portfolios may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, a Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. A Portfolio will not sell interest rate caps, floors or collars where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floor and collars are considered illiquid for purposes of each Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Directors of the Fund will delegate to the Sub-Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Board of Directors of the Fund will, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and it is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

USE OF SEGREGATED ACCOUNTS

A Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A Portfolio will cover Strategic Transactions as required by interpretive positions of the staff of the SEC. A Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the Fund's custodian bank in the amount prescribed. In that case, the Fund's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Portfolio's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

Each Portfolio has adopted certain investment restrictions which are fundamental and may not be changed without approval by a majority vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. If any percentage restriction described below is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction.

BALANCED PORTFOLIO

The Balanced Portfolio may not:

1. Purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

2. Engage in the purchase or sale of real estate, commodities or futures contracts;

3. Underwrite the securities of other issuers;

4. Make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

5. Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

6. Invest in companies for the purpose of exercising control of management;

7. Purchase securities on margin, or sell securities short, except that the Portfolio may write covered call options;

8. Purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

9. Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

10. Except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

11. Purchase or retain securities of any company in which any Fund officers or directors, or Portfolio manager, its partner, officer or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities, own in the aggregate more than 5% of the outstanding securities of such company;

12. Borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Portfolio shall have asset coverage of at least 3 to 1;

13.  Make itself or its assets liable for the indebtedness of others;

14. Invest in securities which are assessable or involve unlimited liability;

or

15. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of such purchase to be invested in any one industry.

GLOBAL FIXED INCOME PORTFOLIO

The Global Fixed Income Portfolio may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the Portfolio may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

4. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the Portfolio may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

6. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Lend portfolio securities, except that the Portfolio may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower), except that the Portfolio may enter into repurchase agreements and except that the Portfolio may enter into repurchase agreements with respect to 25% of the value of its net assets.

GROWTH & INCOME PORTFOLIO

The Growth & Income Portfolio may not:

1. Sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities;

2. Buy or sell put or call options,  although it may buy, hold or sell rights or
warrants,   write   covered  call  options  and  enter  into  closing   purchase
transactions as discussed below;

3. Borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets, may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous);

4. Invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described in the Prospectus and SAI;

5. Act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described in the Prospectus and SAI;

6. Lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of the Portfolio's assets);

7. Pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options;

8. Buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

9. Invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation;

10. Buy securities if the purchase would then cause the Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities;

11. Buy voting securities if the purchase would then cause the Portfolio to own more than 10% of the outstanding voting stock of any one issuer;

12. Own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Adviser or Sub-Adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities;

13. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes; or

14. Buy securities from or sell them to the Fund's officers, directors, or employees, or to the Adviser or Sub-Adviser or to their partners, directors and employees.

INTERMEDIATE FIXED INCOME PORTFOLIO

The Intermediate Fixed Income Portfolio may not:

1. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Portfolio may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

3. Lend portfolio securities except that the Portfolio (i) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33-1/3% of the Portfolio's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the Portfolio may enter into repurchase agreements with respect to 5% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the Portfolio may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the Portfolio may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio may not:

     1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

     2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

     3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Portfolio's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Portfolio's total assets taken at market value. When borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not purchase portfolio securities.

     4. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

     5. Make loans, except that the Portfolio may enter into repurchase agreements and may lend portfolio securities in accordance with the Portfolio's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

     In applying the industry concentration investment restriction (no. 2 above), the Portfolio uses the industry groups designated by the Financial Times World Index Service.

LARGE CAP VALUE PORTFOLIO

The Large Cap Value Portfolio may not:

1. Purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

2. Engage in the purchase or sale of real estate or commodities;

3. Underwrite the securities of other issuers;

4. Make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof;

5. Make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

6. Invest in companies for the purpose of exercising control of management;

7. Purchase securities on margin, or sell securities short;

8. Purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

9. Invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

10. Except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

11. Borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Portfolio shall have asset coverage of at least 3 to 1;

12. Make itself or its assets liable for the indebtedness of others; or

13. Invest in securities which are assessable or involve unlimited liability.

SMALL CAP EQUITY AND LARGE CAP GROWTH PORTFOLIOS

Each of the Small Cap Equity and Large Cap Growth Portfolios may not:

1. With respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities;

2. Acquire more than 10% taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

3. Act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

5. Make loans, although it may (a) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly-distributed or privately-placed debt securities;

6. Borrow except that it may (a) borrow for non-leveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks and other persons to the extent permitted by law;

7. Invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

8. Issue any senior security except to the extent permitted under the 1940 Act.

MID CAP EQUITY PORTFOLIO

The Mid Cap Equity Portfolio may not:


1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts (except futures contracts
and  options  on  such  futures   contracts   and  foreign   currency   exchange
transactions).

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Portfolio may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Portfolio may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

8. Make loans of portfolio securities, except that the Portfolio may enter into repurchase agreements and except that the Portfolio may enter into repurchase agreements with respect to 10% of the value of its net assets.

MONEY MARKET PORTFOLIO

The Money Market Portfolio may not:

1. Invest more than 10% of the value of the total assets of the Portfolio in securities that are not readily marketable, such as repurchase agreements having a maturity of more than seven days and securities which are secured by interests in real estate. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies, or instrumentalities;

In determining the liquidity of Rule 144A Securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the United States government or its agencies and instrumentalities, the Sub-Adviser, under guidelines established by the Board of Directors of the Fund, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security, and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, as amended, the Sub-Adviser, under guidelines established by the Board of Directors of the Fund, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the commercial paper.

2. Invest more than 5% of the value of the total assets of the Portfolio in equity securities that are not readily marketable;

3. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts;

4. Invest in commodities or commodity contracts, except to the extent provided in Item 14 below;

5. Purchase securities of other investment companies if, as a result, the Portfolio would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Portfolio's assets would be invested in any one investment company, or more than 10% of the Portfolio's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities;

6.  Make  loans,  except  by  the  purchase  of  debt  obligations   customarily
distributed privately to institutional investors, and except that the Portfolio may buy repurchase agreements;

7. As to 75% of the value of the total assets of the Portfolio, invest more than 5% of the value of such assets in securities of any one issuer, except that this restriction shall not apply to securities issued or guaranteed by the United States government, its agencies, or instrumentalities;

8. As to 75% of the value of the total assets of the Portfolio, invest in more than 10% of the outstanding voting securities of any one issuer;

9. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, as amended;

10. Borrow money, except that the Portfolio may enter into reverse repurchase agreements with banks and except that, as a temporary measure for extraordinary or emergency purposes (such as to permit the Portfolio to honor redemption requests without being required to dispose of investments in an inopportune or untimely manner) and not for investment purposes, any Portfolio may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, based on value, of at least 300%;

11. Issue securities senior to its common stock except to the extent set out in paragraph 10 above;

12. Sell securities short, or maintain a short position;

13. Buy securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

14. Invest in or write puts, call, straddles, or spreads; nor

15. Invest in companies for the purpose of exercising control of management.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing, and the policies set forth in the Prospectus, certain Portfolios have adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders. If any percentage restriction described below is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction.

GLOBAL FIXED INCOME PORTFOLIO

The Global Fixed Income Portfolio may not:

1. Invest in the securities of an issuer for the purpose of exercising control or management but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

2. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

3.  Invest more than 25% of its net assets in repurchase agreements.

4. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets.

Purchases of securities of other investment companies permitted under the restrictions above could cause the Portfolio to pay additional management and sub-advisory fees and distribution fees.

INTERMEDIATE FIXED INCOME PORTFOLIO

The Intermediate Fixed Income Portfolio may not:

1. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

2. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

3. Invest more than 15% of its net assets in illiquid securities.

4. Invest more than 5% of its net assets in repurchase agreements.

5. Purchase additional securities if the Portfolio's bank borrowings exceed 5% of its net assets.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio may not:

     1. With respect to 100% of the Portfolio's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

     2. Purchase securities of any company which, including its predecessors and parents, has a record of less than three years' continuous operation, if such purchase would cause the Portfolio's investments in all such companies taken at cost to exceed 5% of the value of the Portfolio's total assets.

     3. Purchase securities on margin from a broker or dealer, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Portfolio from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

     4. Purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

     5.  Invest  in  companies  for  the  purposes  of  exercising   control  of
management.

     6. Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio, taken at market value at the time of purchase, would be invested in such securities.

     7. Enter into any futures, forwards or options, except that only for the purpose of hedging, the Portfolio may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Portfolio's assets.

     8. Purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

     9. Purchase or sell any interest in an oil, gas or mineral development or exploration program, including investments in oil, gas or other mineral leases, rights or royalty contracts (except that the Portfolio may invest in the securities of issuers engaged in the foregoing activities).

     10. Invest more than 5% of its net assets in warrants. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges.

Warrants acquired by the Portfolio in units or attached to securities are not subject to these limits.

SMALL CAP EQUITY AND LARGE CAP GROWTH PORTFOLIOS

Each of the Small Cap Equity and Large Cap Growth Portfolios may not:

1. Invest in any of the  following:  (i)  interests in oil, gas or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

2. Invest in companies for the purpose of exercising control or management;

3. Purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

4. Purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, or directors of the Fund or of its Adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

5. Mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

6. Invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

7. Write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

8. Invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

9. Buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

10. Purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

11. Purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless
(i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

12. Invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

13. Invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

14.  Invest more than 15% of its total assets (taken at market value at the time
of  a  particular   investment)  in  restricted  securities  and  securities  of unseasoned issuers; or

15. Invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

MID CAP EQUITY PORTFOLIO

The Mid Cap Equity Portfolio may not:

1. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

2. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

3.  Invest more than 15% of its net assets in securities which are illiquid.

4. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets.

                       DIRECTORS AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The age of each Director and officer is indicated in the parenthesis.

*LARRY D. ARMEL, President, Principal Executive Officer and Director (55); BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108. President of the Adviser; President, Chief Executive Officer and Director, Jones & Babson, Inc.; President and Director, David L. Babson Growth Fund, Inc., D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Scout Stock Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money Market Fund, Inc., Scout Regional Fund, Inc., Scout WorldWide Fund, Inc., Scout Balanced Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc.; President and Trustee, D. L. Babson Bond Trust; Director, AFBA Five Star Fund, Inc.
-----------------

*NORSE N. BLAZZARD, DIRECTOR (60); 4401 W. Tradewinds Avenue, Suite 207, Lauderdale By the Sea, Florida 33308; Principal, Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut (counsel to the Fund); Partner, Paradigm Partners International LLC (insurance and financial consulting firm which provides consulting services to Business Men's Assurance Company of America).
-----------------

FRANCIS C. ROOD, DIRECTOR (63); Retired, 6429 West 92nd Street, Overland Park, Kansas 66212. Formerly, Group Vice President-Administration, Hallmark Cards, Inc.; Director, David L. Babson Growth Fund, Inc., D. L. Babson Money Market
Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc.; Trustee of D. L. Babson Bond Trust.
-----------------

WILLIAM H. RUSSELL, Director (74); Financial Consultant, 645 West 67th Street, Kansas City, Missouri 64113; Director, David L. Babson Growth Fund, Inc., D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc.; Trustee of D. L. Babson Bond Trust.
-----------------

H. DAVID RYBOLT, Director (55); Consultant, HDR Associates, P.O. Box 2468, Shawnee Mission, Kansas 66202; Director, David L. Babson Growth Fund, Inc., D.
L. Babson Money Market Fund, Inc. D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc; Trustee of D. L. Babson Bond Trust.
------------------

*ROBERT N. SAWYER, Director and Chairman (51); BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108; Senior Vice President and Chief Investment Officer of Business Men's Assurance Company of America; Director of Jones & Babson, Inc.
------------------

JAMES SEWARD, Director (45); President and Chief Executive officer, SLH Corporation; Executive Vice-President, Seafield Capital Corporation; Director, SLH Corporation, Lab One, Response Oncology, Concordia Career Colleges and Seafield Capital Corporation.
------------------

P. BRADLEY ADAMS,  Principal Financial Officer and Principal  Accounting Officer
(37); BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri, 64108; Treasurer of the Adviser; Vice President, Chief Financial Officer and Treasurer, Jones & Babson, Inc.; Vice President and Treasurer, David L. Babson Growth Fund, Inc.,
D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., D. L. Babson Bond Trust, Scout Stock Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money Market Fund, Inc., Scout Regional Fund, Inc., Scout WorldWide Fund, Inc., Scout Balanced Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc.; Vice President and Chief Financial Officer, AFBA Five Star Fund, Inc.
------------------

MARTIN A. CRAMER, Secretary (47); Secretary of the Adviser; Vice President and Secretary, Jones & Babson, Inc., David L. Babson Growth Fund, Inc., D. L. Babson Money Market Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., D. L. Babson Bond Trust, Scout Stock Fund, Inc., Scout Bond Fund, Inc., Scout Money Market Fund, Inc., Scout Tax-Free Money Market Fund, Inc., Scout Regional Fund, Inc., Scout WorldWide Fund, Inc., Scout Balanced Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc.; Secretary and Assistant Vice President, AFBA Five Star Fund, Inc.
------------------

EDWARD S. RITTER, Vice President (42); BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108; Vice President of the Adviser; Director of Jones & Babson, Inc.; Vice President-Corporate Development, Business Men's Assurance Company of America.
------------------

Each of these Directors may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

Each Director of the Fund who is not an "interested person" of the Fund receives an annual fee of $3,000 and an additional fee of $125 for each Directors' meeting attended and is reimbursed for expenses incurred in connection with attending Directors' meetings. Each Director receives a separate fee of $125 for attendance of any Committee meeting held on a day on which no Board meeting is held.



Messrs. Rood, Russell, Rybolt and Seward have no financial interest in, nor are they affiliated with the Fund, the Adviser or Jones & Babson, Inc.

The Audit Committee of the Board of Directors is composed of Messrs. Rood, Russell, Rybolt and Seward. The Pricing Committee is composed of Messrs. Armel and Sawyer. The Fund will not hold annual meetings except as required by the Investment Company Act of 1940 and other applicable laws. The Fund is a Maryland corporation. Under Maryland law, a special meeting of stockholders of the Fund must be held if the Fund receives a written request for a meeting from the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting. The Fund has undertaken that its Directors will call a meeting of stockholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist share- holder communications in such matters.

As each Portfolio's initial shareholder, Jones & Babson, Inc. holds all of the outstanding shares, both beneficially and of record, of each Portfolio as of the date of this SAI.

                               COMPENSATION TABLE

Each Director of the Fund who is not an "interested person" of the Fund is expected to receive the following compensation during the Fund's first full fiscal year (January 1, 1998 - December 31, 1998):

                                        Pension or
                                        Retirement                                       Total
                        Aggregate       Benefits                       Estimated         Compensation
                        Compensation    Accrued as Part                Annual            from Registrant
Name of Person,         from            of Fund                        Benefits Upon     and Fund Complex
Position                Registrant*     Expenses                       Retirement        Paid to Directors


Larry D. Armel**                N/A             N/A                       N/A               N/A
Director


Norse N. Blazzard               N/A            N/A                       N/A               N/A
Director**

Francis C. Rood              $3,500            N/A                       N/A             $3,500
Director

William H. Russell           $3,500            N/A                       N/A             $3,500
Director

H. David Rybolt              $3,500            N/A                       N/A             $3,500
Director

Robert N. Sawyer                N/A            N/A                       N/A             $3,500
Director**

James Seward                 $3,500            N/A                       N/A             $3,500
Director


* Each Portfolio is expected to pay its proportionate share of the total compensation, based on its total net assets, relative to the total net assets of the Fund.


** Each of these Directors may be deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Fund.

                                   THE ADVISER

The Fund and Investors Mark Advisors, LLC (the "Adviser") have entered into an Investment Advisory Agreement dated July 15, 1997 (the "Investment Advisory Agreement"), pursuant to which the Adviser is obligated, among other things, to formulate a continuing program for the investment of the assets of each Portfolio of the Fund. The fees to be paid under the Investment Advisory
Agreement are set forth in the Prospectus. The Adviser has agreed to assume certain operating expenses of the Portfolios as described in the Prospectus.

The Investment Advisory Agreement further provides that the Adviser shall furnish the Fund with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Fund and furnish, without expense to the Fund, the services of such members of its organization as may be duly elected officers or Directors of the Fund.

Under the Investment Advisory Agreement, the Fund is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing or accounting expenses, Directors' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issue or redemption of shares, expenses of registering or qualifying shares for sale, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

The  Investment   Advisory  Agreement  provides  that  the  Adviser  may  retain sub-advisers, at Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Fund.

The Investment Advisory Agreement provides that neither the Adviser nor any director, officer or employee of Adviser will be liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties.

The Investment Advisory Agreement may be terminated without penalty by vote of the Directors, as to any Portfolio by the shareholders of that Portfolio, or by Adviser on 60 days written notice. The Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year, after its initial two-year term, only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Directors or the shareholders of the Portfolio, and, in either case, by a majority of the Directors who are not "interested persons" of the Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

                                  SUB-ADVISERS

Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more Portfolios of the Fund pursuant to separate written agreements (the "Sub-Advisory Agreements"). Certain of the services provided by, and the fees paid to, the Sub-Advisers are described in the Prospectus under "Management of the Fund - Sub-Advisers."

Subject to the supervision of the Adviser and the Board of Directors of the Fund, each of the Sub-Advisers invests and reinvests the Portfolios' assets consistent with each Portfolio's respective investment objectives and policies pursuant to the terms of the Sub-Advisory Agreements. Each Sub-Advisory Agreement continues in effect for each Portfolio from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Directors of the Fund and by the shareholders of each Portfolio or the Board of Directors. Each Sub-Advisory Agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment or upon the termination of the Investment Advisory Agreement. Additional Portfolios may be subject to a different agreement.

                                 THE DISTRIBUTOR

Jones & Babson, Inc. (the "Distributor") and the Fund are parties to a distribution agreement (the "Distribution Agreement") pursuant to which the Distributor serves as principal underwriter for the Fund. The Distributor will receive no compensation for serving in such capacity.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

                             PERFORMANCE INFORMATION

From time to time, a Portfolio may advertise yield and/or total return. Such performance data for a Portfolio should be distinguished from the rate of return of a corresponding division of a Participating Insurance Company's separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. VA Contract owners and VLI Policy owners should consult their contract and policy prospectuses, respectively, for further information. Such performance data also will not reflect any charges or expenses in connection with Qualified Plans. Accordingly, Qualified Plan documents or other informational materials supplied by Qualified Plan sponsors should be carefully reviewed for information concerning relevant charges and expenses. The Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.

COMPUTATION OF YIELD

MONEY MARKET PORTFOLIO. The Portfolio's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

OTHER PORTFOLIOS. From time to time, a Portfolio may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

From time to time, a Portfolio may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P (1 + to)n = ERV, where P = a hypothetical initial payment of $1,000; to = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

                        PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Portfolio are offered on a continuous basis.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Sub-Adviser(s), the Transfer Agent and/or the Custodian are not open for business.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined daily as of 4:00 p.m. New York time on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the date the value of the foreign security is determined. Portfolio securities that are listed on foreign exchanges may trade on days on which the New York Stock Exchange is closed. As a result, the net asset values of Portfolios holding foreign securities may be significantly affected on days on which shareholders have no access to the Portfolios.

The valuation of the Money Market Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share for the Money Market Portfolio, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments.
Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Fund, the Fund believes any difference will normally be minimal.

The net asset value of the shares of each of the Portfolios other than the Money Market Portfolio is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities may be valued by the Fund's Pricing Committee. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Directors.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated in the Fund's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                                      TAXES

The following is only a summary of certain income tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By maintaining its qualifications as a RIC, each Portfolio intends to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

If a Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

SECTION 817 DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the VA Contracts and VLI Policies (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a VA Contract or VLI Policy owner with respect to the increase in the value of the VA Contract or VLI Policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the VA Contracts and VLI Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury  Regulations  amplify the  diversification  standards  set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

                             PORTFOLIO TRANSACTIONS


Transactions on U.S. stock exchanges, commodities markets, futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. There may be customary mark-ups on such principal transactions. Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Fund and buy and sell securities for the Fund through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Fund the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Fund's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Sub-Advisers may also consider sales of Fund shares or VA Contracts and VLI
Policies as a factor in the selection of dealers to execute portfolio transactions for the Fund.

A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where in, the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to the rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or the Sub-Adviser and if there is in effect a written contract between the Sub-Adviser and the Fund expressly permitting the affiliated broker-dealer or Sub-Adviser to receive and retain such compensation.

SEC rules further require that commissions paid to such an affiliated broker-dealer or Sub-Adviser by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Directors has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with the Sub-Advisers or to Sub-Advisers that are broker-dealers and will review these procedures periodically.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934 (the "1934 Act")) from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Sub-Advisers may receive brokerage and research services and other similar services from many broker-dealers with which they place the Fund's portfolio transactions and from third parties with which such broker-dealers have arrangements. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fees paid by the Fund are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As permitted by Section 28(e) of the 1934 Act, a Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" as defined in the 1934 Act to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Directors may adopt from time to time.

INVESTMENT DECISIONS. Investment decisions for the Fund and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Sub-Adviser in the interest of achieving the most favorable net results for the Fund.

                               PORTFOLIO TURNOVER

The portfolio turnover rate of a Portfolio is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Portfolio would not calculate portfolio turnover. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

                              DESCRIPTION OF SHARES

The Fund is authorized to issue 500,000,000 shares of each Portfolio and to create additional portfolios of the Fund. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto.

                              FINANCIAL STATEMENTS

A Statement of Net Assets of each of the Portfolios as of October 7, 1997, and the report of Ernst & Young LLP, Independent Auditors, with respect thereto, is set forth below.

The Shareholder and Board of Directors
Investors Mark Series Fund, Inc.

We have audited the accompanying statements of net assets of Investors Mark Series Fund, Inc. (comprised of the following: Intermediate Fixed Income Portfolio; Mid Cap Equity Portfolio; Global Fixed Income Portfolio; Small Cap Equity Portfolio; Large Cap Growth Portfolio; Large Cap Value Portfolio; Growth and Income Portfolio; Balanced Portfolio and Money Market Portfolio) (collectively referred to herein as the Fund) as of October 7, 1997. These statements of net assets are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of cash as of October 7, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statements of net assets presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at October 7, 1997, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Kansas City, Missouri
October 7, 1997

                        Investors Mark Series Fund, Inc.

                            Statements of Net Assets

                                 October 7, 1997



                              INTERMEDIATE                    GLOBAL         SMALL         LARGE          LARGE         GROWTH
                                  FIXED        MID CAP         FIXED          CAP           CAP            CAP           AND
                                 INCOME         EQUITY        INCOME         EQUITY        GROWTH         VALUE         INCOME
                             -------------------------------------------------------------------------------------------------------
ASSETS
Cash                         $   11,120        $   11,120      $   11,120     $   11,120    $   11,120     $   11,120   $   11,120
                             -------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE
   TO OUTSTANDING SHARES     $   11,120        $   11,120      $   11,120     $   11,120    $   11,120     $   11,120   $   11,120
                             =======================================================================================================
Capital shares, $.001 par
   value:
   Authorized                500,000,000      500,000,000     500,000,000    500,000,000   500,000,000    500,000,000  500,000,000
                             =======================================================================================================
   Outstanding                     1,112            1,112           1,112          1,112         1,112          1,112        1,112
                             =======================================================================================================
Net asset value per share    $     10.00       $    10.00      $    10.00     $    10.00    $    10.00     $    10.00   $    10.00
                             =======================================================================================================

                                              MONEY
                              BALANCED        MARKET
                             ----------------------------
ASSETS
Cash                          $   11,120      $   11,111
                             ----------------------------
NET ASSETS APPLICABLE
   TO OUTSTANDING SHARES      $   11,120      $   11,111
                             ============================
Capital shares, $.001 par
   value:
   Authorized                500,000,000     500,000,000
                             ============================
   Outstanding                     1,112          11,111
                             ============================
Net asset value per share     $    10.00      $     1.00
                             ============================

                        Investors Mark Series Fund, Inc.

                           Note to Statement of Assets

                                 October 7, 1997

SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Investors Mark Series Fund, Inc. (the Fund) was organized as a Maryland corporation on June 24, 1997 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company with the following series: Intermediate Fixed Income Portfolio; Mid Cap Equity Portfolio; Global Fixed Income Portfolio; Small Cap Equity Portfolio; Large Cap Growth Portfolio; Large Cap Value Portfolio; Growth and Income Portfolio; Balanced Portfolio and Money Market Portfolio. Investors Mark Advisors, LLC (the Adviser) serves as investment adviser to the Fund and is a wholly-owned subsidiary of Jones & Babson, Inc. (Jones & Babson). Shares outstanding for each series on October 7, 1997 were issued to Jones & Babson, the Fund's distributor. The costs of organization will be paid by the Adviser and Jones & Babson.

Certain officers and directors of the Fund are also officers or directors or both of Jones & Babson or the Adviser.

INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

The Adviser will charge each portfolio a fee based on an annual percentage of average net assets. In addition, the Adviser has entered into a subadvisory agreement with a registered investment adviser (Subadviser) for each of the portfolios. The Adviser, not the Fund, pays the subadvisory fee to each of the Subadvisers. Listed below are advisory and subadvisory fees payable as a percentage of average net assets.

            PORTFOLIO               ADVISORY FEE                      SUBADVISORY FEES
-----------------------------------------------------------------------------------------------------------
Intermediate Fixed Income               .60%                                .20%
Mid Cap Equity                          .80%                                .35%
Global Fixed Income                     .75%                                .35%
Small Cap Equity                        .95%                                .55%
Large Cap Growth                        .80%                                .45%
Large Cap Value                         .80%       .45% of first $40 million and .40% of average daily
                                                   net assets over $40 million
Growth and Income                       .80%       .45% of first $40 million and .40% of average daily
                                                   net assets over $40 million
Balanced                                .80%       .40% of first $40 million and .35% of average daily
                                                    net assets over $40 million
Money Market                            .40%                                .15%



                        Investors Mark Series Fund, Inc.

                     Note to Statement of Assets (continued)

SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Adviser has voluntarily agreed to pay certain operating expenses in an amount that limits the total operating expenses of the portfolios to an annual rate of .50% of average net assets for the Money Market Portfolio; .80% of average net assets for the Intermediate Fixed Income Portfolio; .90% of average net assets for Mid Cap Equity Portfolio, Large Cap Value Portfolio, Large Cap Growth Portfolio, Growth and Income Portfolio and Balanced Portfolio; 1.00% of average net assets for the Global Fixed Income Portfolio and 1.05% of average net assets for the Small Cap Portfolio. This expense limitation may be modified or terminated in the discretion of the Adviser at any time without notice to shareholders after the expiration at 12 months from the date shares of the Fund are first offered to the public.



                                    APPENDIX

                          DESCRIPTION OF STOCK RATINGS

Standard & Poor's Earnings and Dividend Rankings for Common Stocks (S&P) Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are:

A+                     Highest
A                      High
A-                     Above Average
B+                     Average
B                      Below Average
B-                     Lower
C                      Lowest
D                      In Reorganization

Value Line Ratings of Financial Strength - The financial strength of each of the companies reviewed by Value Line is rated relative to all the others. The ratings are:

A++               The very highest relative financial strength
A+                Excellent financial position relative to other companies.
A                 High grade relative financial strength.
B++               Superior financial health on a relative basis.
B+                Very good relative financial structure.
B                 Good overall relative financial structure.
C++               Satisfactory finances relative to other companies.
C+                Below-average relative financial position.
C                 Poorest financial strength relative to other major companies.


The ratings are based upon computer analysis of a number of key variables that determine: (a) financial leverage, (b) business risk and (c) company size plus the judgment of their analysts and senior editors regarding factors that cannot be quantified across-the-board for all stocks. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio" accounting methods, variability of return, quality of fixed charge coverage, stock price stability and company size.

                          DESCRIPTION OF NRSRO RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P CORPORATE RATINGS

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB-B-CCC-CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

DESCRIPTION OF DUFF & PHELPS CORPORATE RATINGS

     AAA - Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

     AA - risk is modest but may vary slightly from time to time because of economic conditions.

     A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB - Investment grade. Considerable variability in risk during economic cycles.

     BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

     SUBSTANTIAL RISK - Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with favorable company developments.

DESCRIPTION OF FITCH CORPORATE RATINGS

     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB - Bonds considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.

     B - Bonds considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety.

     CCC - Bonds which may have certain identifiable characteristics which, if not remedied, may lead to the default of either principal or interest payments.

     CC - Bonds which are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C - Bonds which are in imminent default in payment of interest or principal.

DESCRIPTION OF THOMSON BANKWATCH, INC. CORPORATE RATINGS

     AAA - Bonds that are rated AAA indicate that the ability to repay principal and interest on a timely basis is extremely high.

     AA - Bonds that are rated AA indicate a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

     TBW may apply plus ("+") and minus ("-") modifiers in the AAA and AA categories to indicate where within the respective category the issue is placed.


DESCRIPTION OF IBCA LIMITED AND IBCA INC. CORPORATE RATINGS

     AAA - Obligations which are rated AAA are considered to be of the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

     AA - Obligations which are rated AA are considered to be of a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. An A-3 designation indicates an adequate capacity for timely payment. Issues with this designation, however, are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B issues are regarded as having only speculative capacity for timely payment. C issues have a doubtful capacity for payment. D issues are in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF DUFF'S COMMERCIAL PAPER RATINGS

     The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.


DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

     The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial paper rating assigned by Fitch. Issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. The rating F-1 (Very Strong Credit Quality) reflects an assurance of timely payment only slightly less in degree than the strongest issues. An F-2 rating (Good Credit Quality) indicates a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1. Issues rated F-3 (Fair Credit Quality) have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

DESCRIPTION OF IBCA LIMITED AND IBCA INC. COMMERCIAL PAPER RATINGS

     A1 - Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     A2 - Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

DESCRIPTION OF THOMSON BANKWATCH, INC. COMMERCIAL PAPER RATINGS

     TBW-1 - Issues rated TBW-1 indicate a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 - Issues rated TBW-2 indicate that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.